Exhibit 99.1

Hercules Offshore Monthly Rig Fleet Status Report as of November 20, 2008

				Contract (2)	Est. Duration (3)
Rig Name	Rig Type	Location	Customer / Status (1)	Dayrate ($000s)	Days		Date	Comments
Domestic Offshore

Hercules 75	Submersible, TD	GOM	Warm Stacked
Hercules 77	Submersible, TD	GOM	Warm Stacked
Hercules 78	Submersible, TD	GOM	Shipyard				11/24/08	Hurricane related repairs
Hercules 85	85' - ILS, TD	GOM	Warm Stacked
Hercules 101	100' - MC, TD	GOM	Energy Partners	59-61	7		11/27/08	Special survey planned for approximately 14 days in June 2009
Hercules 120	120' - MC, TD	GOM	Chevron	69-71	41		12/31/08
Hercules 150	150' - ILC, TD	GOM	Chevron	69-71	—		11/20/08
			ADTI/Northstar	79-81	13		12/03/08
			Chevron	69-71	40		01/12/09	Special survey planned for approximately 21 days in April 2009
Hercules 152	150' - MC, TD	GOM	Shipyard				12/07/08	Repairs
			ADTI/Maritech	71-73	22		12/29/08
Hercules 153	150' - MC, TD	GOM	Hall Houston	64-66	39		12/29/08
			Arena	65-67	33		01/31/09
Hercules 173	173' - MC, TD	GOM	Chevron	69-71	41		12/31/08
Hercules 200	200' - MC, TD	GOM	Royal	84-86	25		12/15/08
Hercules 201	200' - MC, TD	GOM	Shipyard				11/21/08	Hurricane related repairs. The special survey previously scheduled for March 2009 will be completed with the current dry docking.
			Devon	84-86	61		01/21/09
Hercules 202	200' - MC, TD	GOM	Probe Resources	77-79	45		01/04/09	Special survey planned for approximately 14 days starting in June 2009
Hercules 203	200' - MC, TD	GOM	Energy XXI	74-76	56		01/15/09
			Energy XXI	81-83	90		04/15/09	Special survey planned for approximately 21 days in July 2009
Hercules 204	200' - MC, TD	GOM	LLOG	70-72	—		11/20/08
			LLOG	72-74	98		02/26/09
			LLOG	74-76	90		05/27/09	Originally contracted with Hercules 252
Hercules 207	200' - MC, TD	GOM	Peregrine	81-83	2		11/22/08
			Prime	84-86	13		12/05/08
Hercules 211	200' - MC Workover	GOM	Warm Stacked					Special survey planned for approximately 30 days starting in October 2009
Hercules 250	250' - MS, TD	GOM	Hunt Oil	74-76	26		12/16/08
			Hunt Oil	79-81	26		01/11/09
			Hunt Oil	84-86	40		02/20/09
Hercules 251	250' - MS, TD	GOM	Tana	74-76	2		11/22/08
			Shipyard				12/13/08	Survey and repairs
			Tana	74-76	63		02/14/09
			Tana	64-66	89		05/14/09
Hercules 252	250' - MS, TD	GOM	LLOG	74-76	25		12/15/08
Hercules 253	250' - MS, TD	GOM	Tana	62-64	2		11/22/08
				64-66	273		08/22/09
Hercules 257	250' - MS, TD	GOM	Warm Stacked
Hercules 350	350' - ILC, TD	GOM	El Paso	114-116	5		11/25/08
			Tana	129-131	60		01/24/09
				Average	58	days

Hercules Offshore Monthly Rig Fleet Status Report as of November 20, 2008

				Contract (2)	Est. Duration (3)
Rig Name	Rig Type	Location	Customer / Status (1)	Dayrate ($000s)	Days		Date	Comments
Hercules 155	150’ - ILC	GOM	Cold Stacked 07/01
Hercules 191	160’ - MS	GOM	Cold Stacked 08/01
Hercules 254	250’ - MS	GOM	Cold Stacked 07/01
Hercules 255	250’ - MS	GOM	Cold Stacked 07/01

International Offshore

Hercules 110	100’ - MC, TD	Trinidad	Cold Stacked 08/08
Hercules 170	170’ - ILC	Qatar	Occidental Petroleum	104-106	232		07/10/09	Shipyard late November 2008 for repairs and upgrades for 50 days at reduced rate
Hercules 156	150’ - ILC, TD	Cameroon & Gabon	ADDAX / Perenco	149-151	10		11/30/08
			Shipyard				01/01/09	Special survey
			ADDAX	149-151	49		02/19/09
Hercules 185	120’ - ILC, TD	Angola	Shipyard				04/01/09	Maintenance and upgrades including a 30’ leg extension
			Angola Drilling Company Ltd	149-151	553		10/06/10
Hercules 205	200’ - MC, TD	Mexico	PEMEX	104-106	341		10/27/09	Dayrate adjusts every 90 days to published GOM index for 200’ Mat Cantilever + $20,000. Next rate adjustment on 1/28/09
Hercules 206	200’ - MC, TD	Mexico	PEMEX	111-113	214		06/22/09
Platform 3	Platform, TD	Mexico	PEMEX	51-53	104		03/04/09
Hercules 258	250’ - MS	India	ONGC	109-111	926		06/04/11
Hercules 208	200’ - MC	Malaysia	Murphy	109-111	1,009		08/26/11
Hercules 260	250’ - ILC	India	ONGC	142-144	860		03/30/11
Hercules 261	250’ - ILC	Saudi Arabia	Saudi Aramco				12/1/2008-12/7/2008	Rig acceptance testing
			Saudi Aramco	136-138	1,030		09/30/11
Hercules 262	250’ - ILC	Saudi Arabia	Shipyard				12/25/2008-1/1/2009	Contract preparation work
			Saudi Aramco	127-129	1,006		09/30/11
				Average	528	days

Hercules Offshore Monthly Rig Fleet Status Report as of November 20, 2008

				Contract (2)	Est. Duration (3)
Rig Name	Rig Type	Location	Customer / Status (1)	Dayrate ($000s)	Days		Date	Comments
US Inland Barges

Hercules 09	Posted - 2000 hp, TD	US Inland Gulf Coast	STO Operating Company	37-39	30		12/20/08
			Cinco	36-38	31		01/20/09
Hercules 11	Conv - 3000 hp, TD	US Inland Gulf Coast	Forest	36-38	10		11/30/08
Hercules 15	Conv - 2000 hp	US Inland Gulf Coast	Swift Energy Company	33-35	7		11/27/08
Hercules 17	Posted - 3000 hp, TD	US Inland Gulf Coast	Apache	44-46	8		11/28/08
Hercules 19	Conv - 1000 hp	US Inland Gulf Coast	Swift Energy Company	28-30	7		11/27/08
Hercules 27	Posted - 3000 hp, TD	US Inland Gulf Coast	Shipyard				03/15/09	Quarters refurbishment
Hercules 29	Conv - 3000 hp, TD	US Inland Gulf Coast	Samson	32-34	5		11/25/08
			JCG	32-34	56		01/20/09
Hercules 41	Posted - 3000 hp, TD	US Inland Gulf Coast	Renaissance	31-33	32		12/22/08
Hercules 46	Posted - 3000 hp, TD	US Inland Gulf Coast	McMoRan	44-46	2		11/22/08
Hercules 48	Posted - 3000 hp, TD	US Inland Gulf Coast	Forza	33-35	15		12/05/08
Hercules 49	Posted - 3000 hp, TD	US Inland Gulf Coast	McMoRan	41-43	76		02/04/09
Hercules 52	Posted - 2000 hp, TD	US Inland Gulf Coast	Warm Stacked
Hercules 55	Posted - 3000 hp, TD	US Inland Gulf Coast	McMoRan	45-47	11		12/01/08
Hercules 57	Posted - 2000 hp, TD	US Inland Gulf Coast	Sabco	43-45	11		12/01/08
Hercules 64	Posted - 3000 hp, TD	US Inland Gulf Coast	Swift Energy Company	39-41	18		12/08/08
				Average	21	days

Hercules 01	Conv - 2000 hp	US Inland Gulf Coast	Cold Stacked 10/08
Hercules 07	Posted - 2000 hp	US Inland Gulf Coast	Cold Stacked 03/02
Hercules 10	Posted - 2000 hp	US Inland Gulf Coast	Cold Stacked 03/02
Hercules 20	Conv - 1000 hp	US Inland Gulf Coast	Cold Stacked 09/03
Hercules 21	Conv - 1500 hp	US Inland Gulf Coast	Cold Stacked 07/99
Hercules 23	Conv - 1000 hp	US Inland Gulf Coast	Cold Stacked 03/02
Hercules 28	Conv - 3000 hp	US Inland Gulf Coast	Cold Stacked 05/08
Hercules 30	Conv - 3000 hp	US Inland Gulf Coast	Cold Stacked 03/02
Hercules 31	Conv - 3000 hp	US Inland Gulf Coast	Cold Stacked 03/02
Hercules 32	Conv - 3000 hp	US Inland Gulf Coast	Cold Stacked 12/03
Hercules 47	Posted - 3000 hp	US Inland Gulf Coast	Cold Stacked 02/98
Hercules 61	Posted - 3000 hp	US Inland Gulf Coast	Cold Stacked 02/98

(1)	Rigs with a Customer named are under contract while rigs described as “Stacked Ready” are not under contract but generally are ready for service. Rigs described as “Warm Stacked” may have a reduced number of crew, but only require a full crew to be ready for service. Rigs described as “Cold Stacked” are not actively marketed, normally require the hiring of an entire crew and require a maintenance review and refurbishment before they can function as a drilling rig. Rigs described as “Shipyard” are undergoing maintenance, repairs, or upgrades and may or may not be actively marketed depending on the length of stay in the shipyard.

(2)	Contract dayrates shown in the table above are contract operating dayrates and, in certain cases under our Inland Barge contracts, include revenue for other vessels and services provided by Delta Towing. These rates do not include lump sum amounts reimbursable from the client, bonuses that are considered revenue under generally accepted accounting principles, or revenue already included in other Hercules business segments.

(3)	Estimated contract duration is an estimate based on current belief by our customer as to the remaining days to complete the project.

Hercules Offshore Liftboat Fleet Status Report for the month ended October 31, 2008

Leg Length/		Actively	Revenue Per
Liftboat Class	Total Number	Marketed	Day Per	Operating
(Feet)	of Liftboats	Liftboats(1)	Liftboat(2)	Days	Utilization(3)	Comments
Gulf of Mexico
230	3	3	$22,423	82	88%	One vessel in drydock in October and November
190-215	5	5	17,753	141	91%
170	2	2	11,837	62	100%
140-150	6	6	10,409	129	69%	Two vessels in drydock in October and three vessels in drydock in November
120-130	14	13	7,758	387	96%	One vessel in drydock in October and November, one vessel cold-stacked in October and November
105	15	13	5,888	374	93%	One vessel in drydock in October, four vessels in drydock in November and two vessels cold-stacked in October and November

Sub-total/Average	45	42	$9,892	1,175	90%

International
260	1	—	—	—	0%	Whale Shark is in a shipyard in the UAE undergoing regulatory and other modifications and repairs and is expected to re-enter service in early 2009
170-215	4	3	$36,028	93	100%	Amberjack entered service on November 10 on an approximate 3-month contract
140-150	4	4	15,223	124	100%
120-130	7	7	12,842	177	82%
105	4	4	15,019	47	38%

Sub-total/Average	20	18	$18,633	441	79%

Total/Average	65	60	$12,277	1,616	87%

Note:

(1)	Actively marketed liftboats excludes two GOM cold-stacked 105’ class liftboats, one GOM cold-stacked 120-130’ class liftboat, one 205’ class liftboat in the shipyard in UAE and one 260’ class liftboat in the shipyard in UAE.

(2)	Includes reimbursables.

(3)	Utilization is defined as the total number of operating days in the period as a percentage of the total number of calendar days in the period our liftboats were actively marketed.
The information herein contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include statements concerning estimated contract expiration dates, dayrates, estimated dates for completion of repairs and upgrades and commencement dates of new contracts. Such statements are subject to a number of risks, uncertainties and assumptions, including, without limitation, early termination by the customer pursuant to the contract or otherwise, cancellation or completion of certain contracts earlier than expected, operational difficulties, shipyard and other delays and other factors described in Hercules’ annual report on Form 10-K and its most recent periodic reports and other documents filed with the Securities and Exchange Commission, which are available free of charge at the SEC’s website at www.sec.gov or the company’s website at www.herculesoffshore.com. Hercules cautions you that forward-looking statements are not guarantees of future performance and that actual results or developments may differ materially from those projected or implied in these statements.